VIRTUS KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.5%
Communication Services—12.8%
Facebook, Inc. Class A(1)	55,242	$ 18,749
Netflix, Inc.(1)	18,290	11,163
Tencent Holdings Ltd. Unsponsored ADR	117,880	7,046
ZoomInfo Technologies, Inc. Class A(1)	54,870	3,357
		40,315

Consumer Discretionary—20.9%
Airbnb, Inc. Class A(1)	26,085	4,376
Alibaba Group Holding Ltd. Sponsored ADR(1)	53,478	7,918
Amazon.com, Inc.(1)	7,680	25,229
Home Depot, Inc. (The)	13,048	4,283
Marriott International, Inc. Class A(1)	24,980	3,699
MercadoLibre, Inc.(1)	4,960	8,330
NIKE, Inc. Class B	56,525	8,209
Ross Stores, Inc.	36,567	3,980
		66,024

Consumer Staples—4.5%
Estee Lauder Cos., Inc. (The) Class A	11,688	3,506
McCormick & Co., Inc.	29,150	2,362
Monster Beverage Corp.(1)	44,585	3,960
Procter & Gamble Co. (The)	30,420	4,253
		14,081

Financials—4.7%
Bank of America Corp.	150,498	6,389
CME Group, Inc. Class A	12,940	2,502
MarketAxess Holdings, Inc.	9,950	4,186
Progressive Corp. (The)	19,320	1,746
		14,823

Health Care—5.7%
Danaher Corp.	24,577	7,482
HealthEquity, Inc.(1)	28,000	1,813
Zoetis, Inc. Class A	44,914	8,720
		18,015

Industrials—7.2%
CoStar Group, Inc.(1)	70,610	6,077
Equifax, Inc.	13,120	3,325
Fair Isaac Corp.(1)	7,430	2,956
Roper Technologies, Inc.	11,512	5,136
Uber Technologies, Inc.(1)	120,400	5,394
		22,888

Information Technology—41.6%
Accenture plc Class A	16,651	5,327
Amphenol Corp. Class A	102,978	7,541
Avalara, Inc.(1)	59,490	10,397
Bill.com Holdings, Inc.(1)	107,790	28,775
DocuSign, Inc.(1)	11,790	3,035
	Shares	Value

Information Technology—continued
Duck Creek Technologies, Inc.(1)	153,506	$ 6,791
MongoDB, Inc. Class A(1)	6,620	3,121
NVIDIA Corp.	98,082	20,319
Paycom Software, Inc.(1)	28,712	14,234
Snowflake, Inc. Class A(1)	14,996	4,535
Trade Desk, Inc. (The) Class A(1)	95,370	6,705
Visa, Inc. Class A	60,098	13,387
Workday, Inc. Class A(1)	29,530	7,379
		131,546

Materials—1.1%
Ecolab, Inc.	17,044	3,555
Total Common Stocks (Identified Cost $90,336)		311,247

Total Long-Term Investments—98.5% (Identified Cost $90,336)		311,247

Short-Term Investment—1.6%
Money Market Mutual Fund—1.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	4,949,941	4,950
Total Short-Term Investment (Identified Cost $4,950)		4,950

TOTAL INVESTMENTS—100.1% (Identified Cost $95,286)		$316,197
Other assets and liabilities, net—(0.1)%		(362)
NET ASSETS—100.0%		$315,835

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	92%
China	5
Brazil	3
Total	100%
† % of total investments as of September 30, 2021.
See Notes to Schedule of Investments

VIRTUS KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$311,247	$311,247
Money Market Mutual Fund	4,950	4,950
Total Investments	$316,197	$316,197
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2021.
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
See Notes to Schedule of Investments

VIRTUS KAR CAPITAL GROWTH SERIES
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2021
Note 1. Security Valuation
The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for the Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Series’ most recent semi or annual report.
3